ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES

Flexible Premium Deferred Variable Annuity Contract

Issued By

Wilton Reassurance Life Company of New York

Through

Allstate Life of New York Separate Account A

Supplement dated August 5, 2022 to the Prospectus dated May 1, 2009

Administrative Office:

Street Address: 5801 SW 6th Ave., Topeka, KS 66636

Mailing Address: P.O. Box 758559, Topeka, KS 66675-8559

Telephone Number: 1-800-457-8207

Fax: 1-785-228-4584

This supplement updates certain information contained in the prospectus, dated May 1, 2009, for the Allstate RetirementAccess Variable Annuity B Series, L Series, and X Series flexible premium deferred variable annuity contract (the “Contract”). Please read this supplement carefully and retain it for future reference. Capitalized terms not otherwise defined in this supplement have the meanings given to them in the prospectus.

Wilton Reassurance Life Company of New York (“WRNY”) is supplementing the prospectus dated May 1, 2009 for the Allstate RetirementAccess Variable Annuity B Series, L Series, and X Series (the “Contract”) to provide information regarding the merger (the “Merger”) of Allstate Life Insurance Company of New York (“Allstate New York”), with and into WRNY and to update certain other information since the prospectus was last updated. Please read this supplement carefully and retain it for future reference. Capitalized terms not otherwise defined in this supplement have the meanings given to them in the prospectus. Except as modified in this supplement, all other terms and information in the prospectus remain unchanged.

On October 1, 2021, Wilton Reassurance Company (“WRAC”) acquired Allstate New York. On November 1, 2021 Allstate New York merged into WRNY a subsidiary of WRAC (the “Merger”).

Before the Merger, Allstate New York was the issuer of your Contract. After the Merger, Allstate New York’s corporate existence ceased by operation of law, and WRNY assumed legal ownership of all of the assets of Allstate New York, including Allstate Life of New York Separate Account A (the “Variable Account”) that funds the Contract, and the assets of the Variable Account. As a result of the merger, WRNY became responsible for all liabilities and obligations of Allstate New York, including those created under your Contract.

The Merger did not affect the terms of, or the rights and obligations under, your Contract, other than to change the insurance company that provides your Contract benefits from Allstate New York to WRNY. The Merger did not affect your Contract’s values or result in any adverse tax consequences for any Contractowners. Contractowners will not be charged additional fees or expenses as a result of the Merger.

All references in the prospectus to Allstate Life Insurance Company of New York are changed to Wilton Reassurance Life Company of New York.

You will receive a Contract endorsement from WRNY that reflects the change from Allstate New York to WRNY. Until we amend all forms we use that are related to the Contract, we may still reflect Allstate New York in correspondence and disclosure to you.

The Contract is no longer available for new sales, but owners of outstanding Contracts may continue to make additional purchase payments.

You can contact us about your Contract by writing to us at P.O. Box 758559, Topeka, KS 66675-8559 or calling us at 1-800-457-8207. You may obtain a copy of the Prospectus without charge by going to https://www.accessallstate.com.

Revisions to the May 1, 2009 Prospectus

The information below describes changes to the prospectus as a result of the Merger and otherwise updates information in the prospectus.

I.

References to Allstate Life Insurance Company of New York (including references to “Allstate New York,” “we,” “us” and “our”) throughout the prospectus that are not otherwise addressed below are replaced with references to WRNY.

II.

Please note that there are currently portfolios of the Advance Series Trust available for investment under the Contract, each investing in a different underlying Portfolio with its own investment objective, policies and risks. For the L Series only, portfolios of ProFund VP are also being offered.

III.

The following replaces the information related to total annual operating expenses of the Portfolios and the subsequent cost example on page 7 under “ANNUAL PORTFOLIO EXPENSES.” Please note that the fees and expenses of the Contract have not changed as a result of the Merger, and the following information is being provided solely to update the total annual operating expenses of the Portfolios and to update the cost example.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These expenses may vary from year to year. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses). Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2021.	0.57%	6.01%

These examples are intended to help you compare the cost of investing in this Annuity with the cost of investing in other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods if you invested $100,000 in the Annuity and your investment had a 5% return each year.

The examples reflect the following fees and charges for each Annuity as described in “Summary of Contract Fees and Charges”:

•	Insurance Charge
•	Contingent Deferred Sales Charge (when and if applicable)
•	Annual Maintenance Fee

The examples also assume the following for the period shown:

•	You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2021, and those expenses remain the same each year*
•	You make no withdrawals of Account Value
•	You make no transfers, or other transactions for which we charge a fee
•	You elect the most expensive combination of optional benefits. The maximum charge, rather than the current charge, is deducted for these benefits in the examples
•	For the X Series example, the Purchase Credit applicable to the Annuity is 6% of the Purchase Payment
•	For the X Series example, the Longevity Credit does not apply

Amounts shown in the examples are rounded to the nearest dollar. The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

* Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ARA NY - X Series

	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$19,530	$37,692	$53,768	$88,955	$13,752	$21,540	$28,874	$49,160
If you annuitize surrender your annuity at the end of the applicable time period:	$9,990	$29,212	$47,408	$88,955	$4,212	$13,060	$22,514	$49,160
If you do not surrender your annuity at the end of the applicable time period:	$9,990	$29,212	$47,408	$88,955	$4,212	$13,060	$22,514	$49,160

ARA NY - L Series

	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$16,407	$32,461	$44,570	$83,703	$10,923	$17,171	$20,994	$45,917
If you annuitize surrender your annuity at the end of the applicable time period:	$9,407	$27,461	$44,570	$83,703	$3,923	$12,171	$20,994	$45,917
If you do not surrender your annuity at the end of the applicable time period:	$9,407	$27,461	$44,570	$83,703	$3,923	$12,171	$20,994	$45,917

ARA NY - B Series

	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$16,071	$31,577	$46,288	$81,994	$10,568	$16,118	$22,264	$42,621
If you annuitize surrender your annuity at the end of the applicable time period:	$9,071	$26,577	$43,288	$81,994	$3,568	$11,118	$19,264	$42,621
If you do not surrender your annuity at the end of the applicable time period:	$9,071	$26,577	$43,288	$81,994	$3,568	$11,118	$19,264	$42,621

Please remember that you are looking at examples that are illustrative only and are not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The above examples assume you elected the Highest Daily Lifetime Seven Income Benefit and the Highest Anniversary Value Death Benefit with a mortality and expense risk charge of 1.55% (X Series), 1.50% (L Series) and 1.15% (B Series).

IV. The following replaces the table in the section titled “Investment Options” beginning on page 17:

Portfolio:	Objective:	Investment Adviser:
Advance Series Trust
AST Academic Strategies Asset Allocation Portfolio	To seek long-term capital appreciation.	PGIM Investments LLC AST Investment Services, Inc.
AST Advanced Strategies Portfolio	To seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.
AST AllianzGI World Trends Portfolio	To obtain the highest potential total return consistent with its specified level of risk tolerance.
AST Balanced Asset Allocation Portfolio	To obtain the highest potential total return consistent with its specified level of risk tolerance.
AST BlackRock Global Strategies Portfolio	To seek a high total return consistent with a moderate level of risk.
AST Bond Portfolio 2022	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Bond Portfolio 2023	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Bond Portfolio 2024	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Bond Portfolio 2025	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Bond Portfolio 2026	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Bond Portfolio 2027	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Bond Portfolio 2028	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Bond Portfolio 2029	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Bond Portfolio 2030	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Bond Portfolio 2031	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Bond Portfolio 2032	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Bond Portfolio 2033	To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Capital Growth Asset Allocation Portfolio	To obtain the highest potential total return consistent with its specified level of risk tolerance.
AST ClearBridge Dividend Growth Portfolio	To seek income, capital preservation, and capital appreciation.
AST Cohen & Steers Global Realty Portfolio	To seek capital appreciation and income.
AST Core Fixed Income Portfolio	To seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Fixed Income Portfolio.
AST Emerging Markets Equity Portfolio	To seek long-term capital appreciation.
AST Global Bond Portfolio	To seek to provide consistent excess returns over the Bloomberg Global Aggregate US Dollar Hedged Bond Index.

AST Goldman Sachs Small-Cap Value Portfolio	To seek long-term capital appreciation.
AST Government Money Market Portfolio	To seek high current income and maintain high levels of liquidity.
AST High Yield Portfolio	To seek maximum total return, consistent with preservation of capital and prudent investment management.
AST International Growth Portfolio	To seek long-term growth of capital.
AST International Value Portfolio	To seek capital growth.
AST Investment Grade Bond Portfolio	To seek to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Jennison Large-Cap Growth Portfolio	To seek long-term growth of capital.
AST J.P. Morgan Global Thematic Portfolio	To seek capital appreciation consistent with its specified level of risk tolerance.
AST J.P. Morgan International Equity Portfolio	To seek capital growth.
AST J.P. Morgan Tactical Preservation Portfolio	To seek to maximize return compared to the benchmark through security selection and tactical asset allocation.
AST Large-Cap Core Portfolio	To seek long-term capital appreciation.
AST Large-Cap Value Portfolio	To seek current income and long-term growth of income, as well as capital appreciation.
AST Loomis Sayles Large-Cap Growth Portfolio	To seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.
AST MFS Global Equity Portfolio	To seek capital growth.
AST MFS Growth Portfolio	To seek long-term growth of capital and future, rather than current, income.
AST MFS Growth Allocation Portfolio	To seek total return.
AST Mid-Cap Growth Portfolio	To seek long-term growth of capital.
AST Mid-Cap Value Portfolio	To seek capital growth.
AST Preservation Asset Allocation Portfolio	To obtain the highest potential total return consistent with its specified level of risk tolerance.

AST Prudential Growth Allocation Portfolio	To seek total return.
AST Quantitative Modeling Portfolio	To seek to obtain a high potential return while attempting to mitigate downside risk during adverse market cycles.
AST Small Cap Growth Portfolio	To seek long-term capital growth.
AST Small-Cap Growth Opportunities Portfolio	To seek capital growth.
AST Small Cap Value Portfolio	To seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
AST T. Rowe Price Asset Allocation Portfolio	To seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
AST T. Rowe Price Large Cap Growth Portfolio	To seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.
AST T. Rowe Price Natural Resources Portfolio	To seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.
AST Wellington Management Hedged Equity Portfolio	To seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% ICE BofA Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure To benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.
AST Western Asset Emerging Markets Debt Portfolio	To seek to maximize total return.
ProFunds VP *
ProFund VP Consumer Goods Portfolio	Seeks investment results, before fees and expenses, that track the performance of the Dow Jones U.S. Consumer GoodsSM Index.	ProFund Advisors LLC
ProFund VP Consumer Services Portfolio	Seeks investment results, before fees and expenses, that track the performance of the Dow Jones U.S. Consumer ServicesSM Index

ProFund VP Financials Portfolio	Seeks investment results, before fees and expenses, that track the performance of the Dow Jones U.S. FinancialsSM Index
ProFund VP Health Care Portfolio	Seeks investment results, before fees and expenses, that track the performance of the Dow Jones U.S. Health CareSM Index
ProFund VP Industrials Portfolio	Seeks investment results, before fees and expenses, that track the performance of the Dow Jones U.S. IndustrialsSM Index
ProFund VP Large-Cap Growth Portfolio	Seeks investment results, before fees and expenses, that track the performance of the S&P 500® Growth Index
ProFund VP Large-Cap Value Portfolio	Seeks investment results, before fees and expenses, that track the performance of the S&P 500® Value Index
ProFund VP Mid-Cap Growth Portfolio	Seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Growth Index
ProFund VP Mid-Cap Value Portfolio	Seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Value Index
ProFund VP Real Estate Portfolio	Seeks investment results, before fees and expenses, that track the performance of the Dow Jones U.S. Real EstateSM Index
ProFund VP Small-Cap Growth Portfolio	Seeks investment results, before fees and expenses, that track the performance of the S&P SmallCap 600® Growth Index
ProFund VP Small-Cap Value Portfolio	Seeks investment results, before fees and expenses, that track the performance of the S&P SmallCap 600® Value Index
ProFund VP Telecommunications Portfolio	Seeks investment results, before fees and expenses, that track the performance of the Dow Jones U.S. Select TelecommunicationsSM Index
ProFund VP Utilities Portfolio	Seeks investment results, before fees and expenses, that track the performance of the Dow Jones U.S. UtilitiesSM Index
*	Only available in the L Series

V.	The following replaces the section under the heading “TAXE CONSIDERATIONS” on page 87:

TAXES

This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax-deferred annuity contract for federal income tax purposes and the following summary assumes so. We do not discuss state or local taxes herein, except as noted. The law described herein could change, possibly retroactively. We have the right to modify the

Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which you should consult a qualified tax adviser.

Taxation of a Contract will depend, in part, on whether the Contract is purchased as part of a qualified retirement plan, IRA, Roth IRA or other retirement account or plan that is qualified for special treatment under the Code (each a “Qualified Contract”) or outside of a retirement account or plan that is qualified for special treatment under the Code (each a “Non-Qualified Contract”).

Taxation of Qualified Contracts

The following discussion applies to a Contract that has been purchased as part of a Qualified Contract. If a Qualified Contract is purchased, the tax treatment of purchase payments, annuity payments, surrenders and death benefits with respect to a Qualified Contract will be governed by the tax law applicable to qualified retirement plans and IRAs. The IRS has not reviewed the Contracts for qualification as an appropriate investment for a retirement plan, IRA, Roth IRA or other retirement account or plan that is qualified for special treatment under the Code.

Individual Retirement Annuities (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. An additional 10% tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1⁄2 are subject to an additional 10 percent tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and an additional 10% tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. An additional 10% tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allows corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1⁄2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, Section 457(b) provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer.

Withdrawals

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract’’ to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Contract can be zero.

Other Tax Issues

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirements plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

On December 20, 2019, the SECURE Act was passed as part of the comprehensive government appropriations bill. The legislation makes significant changes to laws affecting retirement plans and includes provisions with an immediate or January 1, 2020 effective date.

Please note the following changes to the required minimum distribution (“RMD”) rules:

•

The SECURE Act limits the availability of the “stretch” feature for non-spouse beneficiaries of IRAs and defined contribution retirement plans. Most non-spouse beneficiaries will no longer be able to satisfy the RMD rules with lifetime distributions, but will have to take their distributions within ten years after your death. Certain exceptions apply to “eligible designated beneficiaries which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

•

The age on which RMDs generally must begin is extended from age 70 1⁄2 to age 72 for individuals who reach age 70 1⁄2 on or after January 1, 2020. Individuals who had already attained age 70 1⁄2 as of that date must begin or continue taking required minimum distributions based on age 70 1⁄2 required beginning date.

Consult your tax adviser if you think you may be affected by these changes.

Taxation of Non-Qualified Contracts

The following discussion applies to Non-Qualified Contracts. Purchase payments for Non-Qualified Contracts are on an “after-tax” basis, so you pay federal income tax only on your net earnings and net realized gains under the Contract. Generally, these earnings and gains are taxed when you receive distributions thereof under the Contract.

When a non-natural person owns a Non-Qualified Contract, the Contract generally will not be treated as an annuity for federal tax purposes and thus will not enjoy the benefit of tax deferral. However, a Contract owned by a non-natural person as agent for an individual will be treated as an annuity for those purposes.

This summary assumes that the Contractowner is a natural person who is a U.S. citizen or U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different.

Purchase Payments

Your purchase payments are not deductible from your gross income for federal income tax purposes.

Increases in Accumulated Value

Generally, you pay no federal income tax on increases in your Contract’s Accumulated Value until there is a distribution from a Contract. A distribution occurs when there is a partial withdrawal or full surrender or annuity payments begin.

Annuity Payments

Once annuity payments begin, you generally will be taxed for federal income tax purposes only on the net investment income and investment gains you have earned (as ordinary income) and not on the amount of your purchase payments. As a result, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of your investment in the Contract. Generally, your investment in the Contract equals the purchase payments you made, less any amounts you previously withdrew that were not taxable.

For Fixed Annuity Payments, the tax-free portion of each payment is determined by:

•	dividing your investment in the Contract by the total amount you expect to receive out of the Contract, and
•	multiplying the result by the amount of the payment.

For Variable Annuity Payments, the tax-free portion of each payment is (a) your investment in the Contract divided by (b) the number of expected payments.

The remaining portion of each payment, and all of the payments you receive after you recover your investment in the Contract, are fully taxable.

Withdrawals and Surrenders

Before annuity payments begin, withdrawals and surrenders are taxed for federal income tax purposes as follows:

•

a partial withdrawal or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulated Value exceeds the investment in the Contract (that is, on an “income first” basis); and

•	an additional tax equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59 1⁄2 subject to certain exceptions.

The additional 10% federal tax is generally not imposed on withdrawals that are:

•	made on or after the death of a Contractowner;
•	attributable to the taxpayer becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer or for the joint life or joint life expectancy of the taxpayer and the spouse.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1⁄2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the additional 10% federal tax with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above.

For purposes of surrenders, the Code treats all deferred Non-Qualified Contracts that we issue to you in the same calendar year as a single Contract.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

Death Benefits

Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the beneficiary free of federal income tax. Generally, a death benefit is included in the income of the recipient as follows:

•	if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;
•	if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.

The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s investment in the Contract. The Beneficiary must pay federal income tax on this amount at the Beneficiary’s tax rate. Moreover, the death benefit may also be included in the Contractowner’s federal gross estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special federal income tax deduction for a portion of the federal estate tax attributable to the death benefit.

Additional Tax Considerations

Transfers, Assignments and Contract Exchanges

Transferring or assigning ownership of the Contract, designating an annuitant other than the owner, selecting or changing Annuity Commencement Dates or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Code) may result in certain tax consequences, such as liability for federal income and gift taxes, not explained in this prospectus.

Tax Withholding and Reporting

The Code generally requires us to withhold income tax from any Contract distribution, including a partial withdrawal or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is “periodic” or “non-periodic.”

For periodic payments (e.g., annuity payments), if you do not fill out a withholding certificate, tax will be withheld as if you were married and claiming three withholding allowances. If you want us to withhold on a different basis, you must file an appropriate withholding certificate with us. For non-periodic payments (e.g., distributions such as partial withdrawals), we generally withhold 10% of the taxable portion of each payment.

You may elect not to have the withholding rules apply (see exception below regarding “eligible rollover distributions”). For periodic payments, your election is effective for the calendar year for which you file it with us, and for each subsequent year until you amend or modify it. For non-periodic payments, an election is effective when you file it with us, but only for the payment to which it is applicable. We have to notify your recipients of your right to elect not to have taxes withheld.

The Code generally requires us to report all payments to the Internal Revenue Service.

“Eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While we are not discussing the federal estate tax implications of the Contract, owners of variable annuity contracts should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Internal Revue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

The federal estate tax, gift tax, and GST tax exemptions and maximum rates may be adjusted each year. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax

Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Definition of Spouse

All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Other Tax Issues

We are taxed as a “life insurance company” under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to the Variable Account. Based upon this expectation, no charge is currently assessed against the Variable Account for such tax. If we incur such tax in the future, we may assess a charge for such tax against the Variable Account. We may incur state and local income taxes (in addition to premium taxes) attributable to the Variable Account in several states. At present, these taxes are not significant and we currently do not impose any charge for such taxes against the Variable Account. We may, however, assess the Variable Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Variable Account in the future, they could reduce the net investment performances of the Subaccounts.

In order for the Contract to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount to which purchase payments under the Contract are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the Portfolios monitors each Portfolio’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Portfolio’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which the purchase payments under your Contract are allocated failed to satisfy these requirements, you would be currently taxed on the net earnings and net realized gains of the Subaccount unless your Contract was held in a qualified plan or an IRA. The tax would apply from the first quarter of the failure, until we corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.

Each Portfolio under the Contract sells its shares not only to the Variable Account but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of policyowners and contractowners that invest in the same Portfolio. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of policyowners and contractowners, including potentially substituting a different fund for the Portfolio. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Contractowner’s control of the investments of the Variable Account could cause the Contractowner, rather than us, to be treated as the owner of the assets in the Variable Account for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Contractowner. Based upon existing IRS guidance, we do not believe that the ownership rights of a Contractowner under the Contract would result in a Contractowner being treated as the owner of the assets of the Contract. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

VI.	The following replaces the section titled “WHAT IS ALLSTATE NEW YORK?” beginning on page 94:

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

WRNY is a stock life insurance company incorporated under the laws of the State of New York. On October 1, 2021, Allstate New York became a wholly owned subsidiary of Wilton Reassurance Company (“Wilton”), a life insurance company incorporated under the laws of Minnesota. Subsequent to the acquisition, on November 1, 2021 Allstate New York merged into and become a part of WRNY another wholly owned subsidiary of Wilton. WRNY is engaged in the administration of life insurance and annuity contracts and is licensed in all 50 states, the District of Columbia, and the U.S. Virgin Islands.

WRNY’s home office is located at 800 Westchester Avenue, Suite 641 North, Rye Brook, New York.

VII.	The following replaces the section titled “WHO DISTRIBUTES ANNUITIES OFFERED BY ALLSTATE NEW YORK?” on page 96

Principal Underwriter. Everlake Distributors, LLC (“Everlake”) f/k/a Allstate Distributors, L.L.C. serves as principal underwriter of the Policies. Everlake is an affiliate of Everlake Life Insurance Company of New York. Everlake is a registered broker dealer under the Securities and Exchange Act of 1934, as amended (“Exchange Act”), and is a member of FINRA. The principal business address for Everlake is 3100 Sanders Road, suite 303, Northbrook, IL 60062.

On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to transfer the Distributor of the Policy, Allstate Distributors, LLC, to Everlake US Holdings Company (f/k/a Antelope US Holdings Company), a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transfer”). The Transfer closed in the fourth quarter of 2021.

Everlake does not sell Annuities directly to purchasers. Everlake enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Annuities through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as our agents in order to sell the Annuities. Annuities also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks which sell the Annuities. Commissions paid vary, but we may pay up to a maximum sales commission of 7.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.25% of Account Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer’s or bank’s practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Account Value and the number of years the Annuity is held.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Account Value annually. These payments are intended to contribute to the promotion and marketing of the Annuities, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to:

(1) placement of the Annuities on a list of preferred or recommended products in the bank’s or broker-dealer’s distribution system; (2) sales promotions with regard to the Annuities; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer’s registered representatives.

In addition to the commissions paid to the selling registered representative, we may make other payments to promote the sale of our Annuities. To contribute to the promotion and marketing of the Annuities, we may enter into compensation arrangements with certain selling broker- dealers or banks (collectively “firms”) under which the firm will provide marketing and distribution support services.

The general types of payments that we make are:

•	Percentage Payments based upon Account Value. This type of payment is a percentage payment that is based upon the total Account Value of all Annuities that were sold through the firm.
•	Based upon Percentage Payments Sales. This type of payment is a percentage payment that is based upon the total amount received as purchase payments for Annuities sold through the firm.
•

Fixed payments. These types of payments are made directly to the firm in a fixed sum without regard to the value of Annuities sold. We may make payments upon the initiation of a relationship or subsequent payments for systems, operational and other support. Examples of other arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

We are aware that the following firms received payment of more than $5,000 under one or more of these types of arrangements. The compensation includes payments in connection with variable annuity contracts issued by the former companies Allsate Life Insurance Company and Allstate Life Insurance Company of New York. Some payments may have supported the sale of all the products offered through the firm which could include fixed annuities as well as life insurance products.

Not all firms have arrangements and the terms of the arrangements may differ among firms. While all firms appearing below received payments under one or more of the general types listed above, payments are determined on a firm by firm basis. In fact, a listed firm may not request or accept certain types of payments listed above. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

NAME OF FIRM:

Morgan Stanley

LPL Financial Services

Citi Global Markets

Edward Jones

UBS Financial Services

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Everlake and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the Annuity.

Everlake compensates its representatives who act as wholesalers, and their sales management personnel, for Annuity sales. This compensation is based on a percentage of premium payments and/or a percentage of Account Values. The underwriting agreement with Everlake provides that we will reimburse Everlake for expenses incurred in distributing the Annuities, including any liability to Annuity owners arising out of services rendered or Annuities issued.

WRNY pays Everlake a fee for its customary services as principal underwriter.

Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

VIII.	The following replaces the section titled “HOW TO CONTACT US” on page 98.

You can contact us by:

•	. calling our Customer Service Team at 1-800-457-8207 during our normal business hours.

•	. writing to us via regular mail at Annuity Service Center, at P.O. Box 758559, Topeka, KS 66675-8559

NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Our Customer Service representatives are available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.accessallstate.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

IX.	The following replaces the section titled “LEGAL MATTERS” on page 99:

LEGAL MATTERS

All matters of New York state law pertaining to the Contracts, including the validity of the Contracts and WRNY’s right to issue such Contracts under New York state insurance law, have been passed upon by Jaime Merritt, Assistant Secretary of WRNY.

X	The following is added to your prospectus:

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.

Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Administrative Office to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions (such as the Russian invasion of Ukraine and the responses by the United States and other governments). These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying portfolio, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying portfolio, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the underlying portfolios offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying portfolios, and the issuers in which the underlying portfolios invest.

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES

Flexible Premium Deferred Variable Annuity Contract

Issued By

Wilton Reassurance Life Company of New York

Through

Allstate Life of New York Separate Account A

Supplement dated August 5, 2022 to the

Statement of Additional Information dated May 1, 2009

This supplement updates certain information contained in the Statement of Additional Information (“SAI”), dated May 1, 2009, for the Allstate RetirementAccess Variable Annuity B Series, L Series, and X Series flexible premium deferred variable annuity contract (the “Contract”) offered by Allstate Life of New York Separate Account A (the “Separate Account”) for which there is a related prospectus dated May 1, 2009, as supplemented on July 27, 2022. Please read this supplement and the SAI carefully in conjunction with the prospectus and retain it for future reference. Capitalized terms not otherwise defined in this supplement have the meanings given to them in the SAI.

On October 1, 2021, Wilton Reassurance Company (“WRAC”) acquired Allstate Life Insurance Company of New York (“Allstate New York”). On November 1, 2021 Allstate New York merged into Wilton Reassurance Life Company of New York a subsidiary of WRAC (the “Merger”).

The Merger did not affect the terms of, or the rights and obligations under, the Contracts other than to change the insurance company that provides Contract benefits from Allstate New York to WRNY. The Contracts continue to be funded by the Separate Account. Contract values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Contractowners.

Administrative Office:

Street Address: 5801 SW 6th Ave., Topeka, KS 66636

Mailing Address: P.O. Box 758559, Topeka, KS 66675-8559

Telephone Number: 1-800-457-8207

Fax: 1-785-228-4584

Revisions to the SAI

The information below describes changes to the SAI as a result of the Merger and otherwise updates the SAI.

I.	References to Allstate New York Life Insurance Company throughout the SAI that are not otherwise addressed below are replaced with references to WRNY

II.	The section titled “THE COMPANY” is deleted and replaced with the following:

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

WRNY is a stock life insurance company incorporated under the laws of the State of New York. On October 1, 2021, Allstate New York became a wholly owned subsidiary of Wilton Reassurance Company (“Wilton”), a life insurance company incorporated under the laws of Minnesota. Subsequent to the acquisition, on November 1, 2021 Allstate New York merged into and become a part of WRNY another wholly owned subsidiary of Wilton. WRNY is engaged in the administration of life insurance and annuity contracts and is licensed in all 50 states, the District of Columbia, and the U.S. Virgin Islands.

WRNY’s home office is located at 800 Westchester Avenue, Suite 641 North, Rye Brook, New York.

III.	The section titled “PRINCIPAL UNDERWRITER” is deleted and replaced with the following:

Everlake Distributors, LLC., formerly Allstate Distributors, L.L.C., (“Everlake”) is the principal underwriter and distributor of the Contracts. The offering of the Contracts is continuous. The Contract is no longer available for new sales, but owners of outstanding Contracts may continue to make additional purchase payments.

IV.	The sections titled “EXPERTS” and “FINANCIAL STATEMENTS” are deleted and replaced with the following:

EXPERTS

The financial statements and financial highlights of each of the sub-accounts comprising the Separate Account incorporated by reference in this Supplement to the Statement of Additional Information by reference from the Separate Account’s Form N-VPFS for the year ended December 31, 2021, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights have been so incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements of WRNY incorporated by reference in this Supplement to the Statement of Additional Information by reference from WRNY’s Registration Statement No. 333-260634 on Form S-1 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unqualified opinion on such financial statements prepared in accordance with accounting practices prescribed or permitted by the New York Department of Financial Services (“statutory basis”) and expresses an adverse opinion that the statutory-basis financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America). Such statutory-basis financial statements have been so incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, NY 10112.

FINANCIAL STATEMENTS

The statements of net assets of each of the sub-accounts, which comprise the Separate Account, as of December 31, 2021, and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two year period ended December 31, 2021 are incorporated herein from Allstate Life of New York Separate Account A, Form N-VPFS, SEC File No. 811-07467, filed on April 15, 2022. The financial statements of Wilton Reassurance Life Company of New York as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 of Wilton Reassurance Life Company of New York are incorporated herein from Wilton Reassurance Life Co. of New York, Form S-1, SEC File No.333-260634, filed on April 11, 2022. The statutory basis financial statements of Wilton Reassurance Life Company of New York incorporated herein should be considered only as bearing upon the ability of Wilton Reassurance Life Company of New York to meet its obligations under the Policies.